                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   __________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) JANUARY 2, 1996
                                                         ---------------


                                WYLE ELECTRONICS
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               (Exact Name of Registrant as Specified in Charter)

   CALIFORNIA                      1-5374                95-1779998
--------------------------------------------------------------------------------
(State or Other                 (Commission            (IRS Employer
Jurisdiction of                 File Number)           Identification
 Incorporation)                                           Number)


               15370 BARRANCA PARKWAY, IRVINE, CALIFORNIA  92718
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                    (Address of Principal Executive Offices)



              Registrant's telephone number, including area code:
                                 (714) 753-9953
                                 --------------



                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS
------    ------------------------------------

          On January 2, 1996, Wyle Electronics, a California corporation ("Wyle"), consummated the purchase (the "Acquisition") of all of the outstanding capital stock (the "Stock") of Sylvan Ginsbury, Ltd., a New Jersey corporation, and certain affiliated entities ("Ginsbury"), in accordance with the terms of an agreement, dated as of December 6, 1995, by and between Wyle and Ginsbury (the "Agreement"). Ginsbury is an international distributor of active, passive and interconnect electronic products with operations in the United States and six European countries. A conformed copy of the Agreement (without the Disclosure Schedule, Schedules and Exhibits) has been filed as an exhibit to this Report.

          The assets represented by the Stock generally include personal property, inventory, accounts receivable, intellectual property, assigned contracts, permits and other identifiable intangible assets. Ginsbury used the assets for the business of distributing and selling electronics, and Wyle intends to continue to devote the assets to such business following the Acquisition.

          The amount of consideration in connection with the Acquisition was based on a negotiated purchase price and is approximately $38.8 million. The cash portion in the amount of $30.8 million was paid at closing from Wyle's existing credit facility with Bank of America National Trust and Savings Association, as agent, and certain other banks. Three million dollars of restricted stock was also issued at closing. Up to $5 million for an earnout is potentially payable based on the future financial performance of Ginsbury.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
------    ------------------------------------------------------------------

     (a)  Financial Statements of Business Acquired.
          -----------------------------------------

          The financial statements for Ginsbury at and for the fiscal year ended March 31, 1995, and at and for the six-month period ended September 30, 1995 are attached hereto as Exhibit 99.1

     (b)  Pro Forma Financial Information.
          -------------------------------

          The pro forma financial information required by Regulation S-X is attached hereto as Exhibit 99.2

     (c)  Exhibits.
          --------

          Exhibit 2.1 Stock Purchase Agreement, dated as of December 6, 1995, by and among Wyle Electronics and the Sellers named therein.(1)

          Exhibit 99.1 Financial statements for Ginsbury at and for the fiscal year ended March 31, 1995, and at and for the six-month period ended September 30, 1995.

          Exhibit 99.2  Pro Forma Financial Statements
---------------
(1) The Disclosure Schedules, Schedules and Exhibits set forth in the table of contents of the Stock Purchase Agreement have not been filed herewith. However, Wyle will furnish a copy of any omitted material upon the request of the Commission.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           WYLE ELECTRONICS,
                           a California corporation



Date: January 17, 1996     By:     /s/ R. VAN NESS HOLLAND, JR.
                                   ---------------------------------------
                           Name:   R. Van Ness Holland, Jr.
                           Title:  Executive Vice President -- Finance and
                                   Treasurer, Chief Financial Officer

                                 EXHIBIT INDEX
                                 -------------

Exhibit
   No.                           Description
-------                          -----------

 2.1    Stock Purchase Agreement, dated as of December 6, 1995, by and among
        Wyle Electronics and the Sellers named therein.

99.1    Financial statements for Ginsbury at and for the fiscal year ended March
        31, 1995, and at and for the six-month period ended September 30, 1995.

99.2    Pro Forma Financial Statements

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